SCUDDER
                                                                     INVESTMENTS


Supplement to the prospectus for the following fund:

Scudder Worldwide 2004 Fund

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On July 21, 2004, the Board of Trustees approved the liquidation and termination of the Scudder Worldwide 2004 Fund on its maturity date, November 15, 2004 ("Maturity Date"). Shareholders may exchange into another Scudder fund or redeem their shares prior to the Maturity Date. All shares held until the Maturity Date will be redeemed. Any redemption or exchange will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.










August 13, 2004












               Please Retain This Supplement for Future Reference